EXHIBIT 99.1

SECOND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT
This SECOND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT dated as of June 8, 2017 (this “Amendment”), is entered into by and among (1) A.M. CASTLE & CO., a Maryland corporation (“A.M. Castle”), TOTAL PLASTICS, INC., a Michigan corporation, HY-ALLOY STEELS COMPANY, a Delaware corporation, KEYSTONE TUBE COMPANY, LLC, a Delaware limited liability company, and KEYSTONE SERVICE, INC., an Indiana corporation (collectively, the “A.M. Castle Parties,” and each, an “A.M. Castle Party”), (2) SGF, Inc. (“SGF”), and (3) the undersigned beneficial holders (or investment advisors or managers for such beneficial holders) of claims against, or interests in, the A.M. Castle Parties (collectively, the “A.M. Castle Claims/Interests”), including A.M. Castle Claims/Interests arising under (a) that certain Credit Agreement, dated as of December 8, 2016 (as amended, supplemented or otherwise modified from time to time), by and among A.M. Castle and Total Plastics, Inc., as borrowers, each of the guarantors named therein, the lenders party thereto, and Cantor Fitzgerald Securities, as administrative agent and collateral agent, (b) that certain indenture, dated as of February 8, 2016 (as amended, supplemented or otherwise modified from time to time), by and among A.M. Castle, as Issuer, each of the guarantors named therein and U.S. Bank, National Association, as trustee, and/or (c) that certain indenture, dated as of May 19, 2016 (as amended, supplemented or otherwise modified from time to time), by and among A.M. Castle, as Issuer, each of the guarantors named therein and U.S. Bank, National Association, as trustee, in each case, together with their respective successors and permitted assigns that subsequently become party hereto in accordance with the terms hereof (together with SGF, each, a “Consenting Creditor,” and collectively, the “Consenting Creditors”) and amends that certain Restructuring Support Agreement, dated as of April 6, 2017 and amended on May 12, 2017 (as amended, the “RSA”). Unless otherwise defined herein, all defined terms used in this Amendment shall have the meanings ascribed to such terms in the RSA.
Each of the A.M. Castle Parties, the Consenting Creditors, and any subsequent person or entity that becomes a party hereto in accordance with the terms of the RSA, are referred to as the “Parties” and individually as a “Party.”
RECITALS
WHEREAS, as of the date hereof, the Parties desire to enter into this Amendment to modify the “Outside Date” in the RSA as set forth herein.
NOW THEREFORE, in consideration of the premises and mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments. The RSA is hereby amended as follows:

(a)	The definition of “Outside Date” in Section 1 of the RSA is hereby deleted in its entirety and replaced with the following: ““Outside Date” means August 31, 2017.”

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(b)	Clause (a)(ii) of Section 7 of the RSA is hereby deleted in its entirety and replaced with the following: “the Petition Date shall not have occurred on or before June 20, 2017;”

2.
Effectiveness.    This Amendment shall become effective and binding when counterpart signature pages to this Amendment have been executed and delivered by the Parties constituting Required Consenting Creditors under the RSA.

3.
Miscellaneous. Except as expressly set forth herein, the RSA is and shall remain unchanged and in full force and effect, and nothing contained in this Amendment shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights of the A.M. Castle Parties or the Consenting Creditors, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the RSA.

4.	Survival. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of the parties hereto.

5.	Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York.

6.
Counterparts. This Amendment may be executed by one or more of the parties on any number of separate counterparts (including by electronic transmission of signature pages hereto), and all of such counterparts taken together shall be deemed an original and to constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered on the date first written above.

A. M. CASTLE & CO.
By:	/s/ Patrick R. Anderson
Name:	Patrick R. Anderson
Title:	Executive Vice President, Chief Financial Officer & Treasurer
HY‑ALLOY STEELS COMPANY
By:	/s/ Patrick R. Anderson
Name:	Patrick R. Anderson
Title:	Treasurer
KEYSTONE SERVICE, INC.
By:	/s/ Patrick R. Anderson
Name:	Patrick R. Anderson
Title:	Treasurer
KEYSTONE TUBE COMPANY, LLC
By:	/s/ Patrick R. Anderson
Name:	Patrick R. Anderson
Title:	Treasurer
TOTAL PLASTICS, INC.
By:	/s/ Patrick R. Anderson
Name:	Patrick R. Anderson
Title:	Vice President & Treasurer
[Signature Page to Second Amendment to Restructuring Support Agreement (A.M. Castle & Co.)]

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CONSENTING CREDITORS:

(on behalf of itself and certain funds)

A.M. Castle Claims/Interests under the First Lien Credit Agreement:
$
A.M. Castle Claims/Interests under the Second Lien Indenture:
$
A.M. Castle Claims/Interests under the Third Lien Indenture:
$
Other A.M. Castle Claims/Interests (if any):
$
[Signature Page to Second Amendment to Restructuring Support Agreement (A.M. Castle & Co.)]

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